UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 5, 2026

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On August 3, 2026, Hyperscale Data, Inc., a Delaware corporation (the “Company”), announced that it has successfully implemented its Bitcoin-backed decentralized finance (“DeFi”) financing strategy, establishing the ability to borrow against its Bitcoin treasury at competitive and variable institutional financing rates through an overcollateralized digital asset borrowing arrangement.

More specifically, the Company has established access to an overcollateralized digital asset borrowing facility through DeFi, using the Morpho Protocol. Under this arrangement, the Company has pledged a portion of its Bitcoin holdings as collateral to borrow stablecoins or other digital assets. The borrowings are overcollateralized, bear variable market-based interest rates, and are subject to collateral maintenance requirements, including liquidation thresholds based on the value of the pledged collateral. The Company retains economic exposure to its Bitcoin holdings unless collateral is liquidated following a failure to satisfy applicable collateral requirements.

The Morpho Protocol is a decentralized lending protocol that facilitates overcollateralized loans through immutable smart contracts, which are self-executing digital programs stored on a blockchain that automatically take actions when predetermined criteria are met.

As part of this initiative, as of August 2, 2026, the Company had approximately $30 million outstanding under Bitcoin-backed borrowings obtained through the Morpho Protocol. The borrowings are secured by a portion of the Company’s Bitcoin holdings and bear a current variable interest rate of approximately 4.9%. The proceeds are being utilized to support the continued development of the Company’s Michigan AI data center campus pursuant to its previously announced master services agreement with a leading AI-based neocloud provider, as well as for working capital and other general corporate purposes, while allowing the Company to retain long-term ownership of the Bitcoin serving as collateral.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: August 5, 2026	/s/ Henry Nisser Henry Nisser President and General Counsel